July 18, 2012
Globe Specialty Metals Investor Day

Disclaimer
This presentation may contain statements that relate to future events and expectations and, as such, constitute
"forward-looking statements" within the meaning of the federal securities laws. These statements can be identified by the use of words such as “believes,” “expects,” “may,” “will,” “intends,” “plans,” “estimates” or
“anticipates,” or other comparable terminology, or by discussions of strategy, plans or intentions. These statements are based on management’s current expectations and assumptions about the industries in which
Globe operates. Globe disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those risks and uncertainties described in Globe’s most recent Annual Report on Form 10
-K, including under “Special Note Regarding Forward-Looking Statements” and “Risk Factors” and Globe’s
quarterly reports on Form 10-Q. These reports can be accessed through the “Investors” section of Globe’s website at www.glbsm.com.
EBITDA is a non-GAAP measure. We have included EBITDA to provide a supplemental measure of our performance which we believe is important because it eliminates items that have less bearing on our current and future operating performance and so highlights trends in our core business that may not otherwise be apparent when relying solely on GAAP financial measures. A reconciliation of EBITDA to net income is provided in the attached appendix.
All references to “MT” or “tons” mean metric tons, each of which equals 2,204.6 pounds.

Recent Accomplishments
■ Added additional 25% silicon capacity (= 10% additional revenue)
 through acquisition of 51% of Quebec Silicon  - a 47,000MT silicon metal plant
■ Acquisition of Alden Resources - secured source for best quality ultra-low ash, high purity coal in the world for silicon production
■ Significant liquidity of ~$445m consisting of:
 − $300m revolving credit facility at LIBOR + 175, less $120m drawn
 − $125m accordion
 − $141m cash*

*As of 3/31/12

GSM: The Leader in Silicon - Well Positioned for Further Growth
■ One of the world’s largest and the lowest cost silicon metal producers
■ Leading global silicon-based alloy producer
■ Global reach with 12 facilities in 5 countries - U.S., Canada,
 Argentina, Poland, and China
■ Strong profitability through all phases of the cycle with
 substantial leverage to price - control across all raw material inputs - only one in the industry
■ Beneficiary of new USA natural gas phenomenon
■ Strong, flexible balance sheet - designed for growth
■ Built and run by entrepreneurs with strong and proven M&A and operational backgrounds and unique investment approach

$ in millions

	2004	2005	2006	2007	2008	2009	2010	2011	2012
Acquisition of Assets	Selma Niagara Beverly	Alloy AS&G Alloy Power	Mendoza San Luis	Camargo (Brazil)	Yonvey		Core Metals MPM	Alden	Becancour
Divestiture of Assets		Alloy Power				Camargo Alloy - 49%			
Estimated Replacement Cost*	$660	$600	103	150	$70		110	120	$180
Acquisition Price Divestiture Price	$18	$123 ($120)	$43	$47	$21	($175)	$40	$73	$34
Total Net Investment	$18	$21	$64	$111	$132	($43)	($3)	$70	$104

	Multiple of Net Investment
Total Replacement Cost less Divestitures^: $1.65 B	15.8x
Total Enterprise Value Today: $950 MM	9.1x

* Management estimates using replacement value of $90M for a standard sized furnace

^ Replacement cost includes GSM net working capital of $145M and net cash of ~$20M

Growth Through Key, Strategic, Timely & Accretive Acquisitions

Global Production

NORTH AMERICA

1 **New York, NY**
Headquarters

2 **Alden Resources Corbin, KY**
Specialty Grade Coal & Preparation plant

3 **Alloy, WV (CRU #2)**
Silicon metal / 68,000 tons - JV
Globe 51% or 34,700 tons
Dow Corning 49% or 33,300 tons

4 **Aurora, IN**
Fluorspar

5 **Becancour, Canada (CRU #14)**
Silicon metal / 47,000 tons – JV
Globe 51% or 24,000
Dow Corning 49% or 23,000

6 **Beverly, OH (CRU #3)**
Silicon metal / 13,000 tons
Silicon-based alloys / 52,000 tons

7 **Bridgeport, AL**
Silicon-based alloys / 42,000 tons

8 **Niagara Falls, NY (CRU #5)**
Silicon metal / 27,000 tons

9 **Selma, AL (CRU #4)**
Silicon metal / 25,000 tons

INTERNATIONAL

10 **Mendoza, Argentina**
Silicon-based alloys / 26,000 tons

11 **Ningxia Hui, China ("Yonvey")**
Carbon electrodes / 10,000 tons

12 **Police, Poland**
Cored wire / 8 million meters

13 **San Luis, Argentina**
Cored wire / 24 million meters

PRODUCT

- Silicon Metal
- Silicon Alloys
- Cored Wire
- Electrodes
- Coal & Prep Plant
- Fluorspar

NORTH AMERICA – DETAIL

5
8
1
4
6
3
2
7
9

INTERNATIONAL

12
11

Well-Diversified Business

Magnesium Ferrosilicon (MgFeSi), 20%
Ferrosilicon (FeSi), 15%
Calcium Silicon (CaSi), 9%
Silicon (Si), 57%

Steel 17%
Aluminum 18%
Other 12%
Chemicals & Polysilicon 33%
Foundry Alloys 21%

South America 2%
Europe 21%
Asia/Other 3%
North America 74%

7%
7%
7%
7%
4%
4%
5%
2%
2%
2%
Other 58%

Note: All data exclude the 49% of the joint ventures owned by Dow Corning.

6

LTM Revenue Mix
End-markets
Customers - Minimal Concentration
Revenue by region

Western World's Lowest Cost Silicon Metal Producer

Operating Cost (per metric ton)
$2,500
$2,300
$2,100
$1,900
$1,700
$1,500
$1,300
$1,643
$1,657
$1,689
$1,765
$1,804
$1,852
$1,868
$1,877
$1,887
$1,916
$1,923
$1,929
$1,936
$1,954
$1,960
$1,977
$1,994
$2,027
$2,041
$2,045
$2,195
$2,198
$2,264
$2,350
Alloy, WV (1)
Beverly, OH
Selma, AL
A
Niagara Falls, NY
B
C
D
E
F
G
H
I
Quebec Silicon(1)
J
K
L
M
N
O
P
Q
R
S

2011 Western World Silicon Metal Cost Curve
Source: CRU, 2012.
Note: Red line denotes median operating cost per ton.
 Costs are Ex-works and exclude depreciation expense
(1) 49% of Alloy, WV capacity sold to Dow Corning Corporation.
(2) GSM acquired a 51% stake in Quebec Silicon on June 13, 2012.

Quebec Silicon Expected Cost Reduction
■ Raw materials
■ Technology
■ Labor

Incremental SiM EBITDA as Pricing Rises Above Current Levels

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
CY 2011 Pricing
2008 Pricing
$1.30 $1.35 $1.40 $1.45 $1.50 $1.55 $1.60 $1.65 $1.70 $1.75 $1.80 $1.85 $1.90 $1.95 $2.00
Incremental SiM EBITDA - Post Quebec Si Acquisition
Incremental SiM EBITDA - Pre Quebec Si Acquisition

Incremental Si-Alloys EBITDA as Pricing Rises Above Current Levels

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
CY 2011 Pricing
2008 Pricing
$1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35 $1.40 $1.45 $1.50 $1.55 $1.60 $1.65 $1.70
Incremental Si-Alloys EBITDA

Substantial Leverage to Price
■ Costs are stable and facilities are some of the most efficient in the world
■ Each 1¢/lb ($22/mt) increase in silicon & silicon based alloy price leads to ~$5.1 million more in EBITDA at full capacity
Note:  EBITDA impact estimated based on assumed $0.01/lb increase on all 110,000 and 120,000 tons of silicon metal and silicon-based alloys capacity, respectively.

EBITDA, $m
500
450
400
350
300
250
200
150
100
50
0
1.4x
1.8x
2.2x
2.6x
3.0x
3.4x
3.8x
Incremental EBITDA
Silicon Metal Pricing $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00
Silicon-Based Alloys Pricing $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 $1.60 $1.70

Substantial Leverage to Price - Combined
■ Costs are stable and facilities are some of the most efficient in the world
Note:  EBITDA impact estimated based on assumed $0.01/lb increase on all 110,000 and 120,000 tons of silicon metal and silicon-based alloys capacity, respectively.

Outperforming Specialty Metals Peers on Financial Performance Metrics

GSM vs. Specialty Materials Peers
1
3
5
7
9
2011A ROA
2011A ROIC
2011A Sales Growth
2011A Gross Margin
2011A EBITDA Margin
2011A CapEx / Oper. Cash Flow
2011A Net Debt/Total Assets
2011A FCF/EBITDA
2011A Inventory Turns
GSM rank vs. 8 specialty materials peers

Peer group: Molycorp, GrafTech Intl., Haynes Intl., Allegheny Tech., Carpenter Tech., Dynamic Materials, RTI International, TIMET

Focused on Financial Measures

Outperforming Broader Metals Group on Financial Performance Metrics

GSM vs. Broader Metals Companies
0
2
4
6
8
10
12
14
16
2011A ROA
2011A ROIC
2011A Sales Growth
2011A Gross Margin
2011A EBITDA Margin
2011A CapEx / Oper. Cash Flow
2011A Net Debt/Total Assets
2011A FCF/EBITDA
2011A Inventory Turns
GSM rank vs. 15 broader metal companies (including the 8 specialty metals companies)

Peer group: Cliff's Natural Res., Molycorp, GrafTech Intl., Worthington Ind., Steel Dynamics, Haynes Intl., Allegheny Tech., Carpenter Tech. , Alcoa, AK Steel, Century Aluminum, Commercial Met., Dynamic Materials, RTI International, TIMET

Focused on Financial Measures

New Capacity Pre-requisites
1. Capital cost, lead time, and permitting obstacles of green field construction
2. Technology and operational expertise
3. Power (36% of cost) - requires stable, long-term supply of low cost electricity
4. Raw materials (40% of cost) - requires access to high purity, low cost raw materials
6.6 tons of
raw materials
1 ton of
silicon
metal
Raw materials are emerging as the most critical factor

Silicon Production Process

Raw Material
Inputs
Highest Quality
Metallurgical
Coal from Alden
Woodchips
High Purity Quartz
Gravel
Materials are heated at
temperatures in
excess of 4,000°F
6.6 tons of
raw materials
1 ton of
silicon
metal
Chemical Reaction:
2C + SiO2 à 2CO + Si
Globe is vertically integrated--Only company that controls its supply chain from end to end

Globe's Supply Chain has Key Logistical Advantages

SILICON PRODUCTION FACILITIES
Globe Specialty Metals
Competitor A
Competitor B
Competitor C
Competitor D
Wash Plant Facilities
COLOMBIA
TRANSPORTATION METHOD
Railway
Sea

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
01/07
07/07
01/08
07/08
01/09
07/09
01/10
07/10
01/11
07/11
01/12
07/12
Silicon metal ($/lb.)
2009 Low
2012 Low

Silicon Prices Becoming More Resilient
$1.29
Source:  Metal s Bulletin.
Silicon Metal Price Movement ($/lb.)

Globe Specialty Metals* 18%
Elkem/Blue Star 15%
Other 35%
AMG 4%
Ferro-Atlantica 28%

What’s supporting improved pricing resiliency?
Supply
■ Pre-requisites for entry
■ Reluctance to produce below variable cost due to flexible start/stop capability
■ Consolidated supply base:

Source: CRU, 2012. Globe supply excludes 49% of the Alloy, WV and Becancour, Canada facilities owned by Dow Corning.
Merchant supply excludes Dow Corning and Wacker captive capacity of 207,000 and 55,000 metric tons, respectively.
*GSM Pro Forma including 51% share of QSLP joint venture at Becancour, Canada
Western World Silicon Metal “Merchant” Production
Top 3 producers = 61%

What’s supporting improved pricing resiliency?
Global demand continues to increase
■ Polysilicon* - increasing solar installations driven by steep pricing declines
 • 20% y-o-y growth in 2012 and continued competitive improvements when compared to thin film solar technology
 • New polysilicon plants - 2 new polysilicon plants will come online in the US, one in 2012 and another in 2013 with demand of ~40,000MT of silicon metal
■ Growth in silicones market driven by:
 a) an expanding middle class in developing nations
 b) new applications of silicones across all industries (www.silicones.eu)
■ Auto production is increasing along with auto producers’ use of silicon containing aluminum alloys and many components containing silicones
■ New applications being developed continuously (eg. Li-ion batteries for cars &
 electricity)

*Note - Polysilicon is purified silicon with a minimum purity of 99.999%

3,500
3,000
2,500
2,000
1,500
1,000
500
0
2003-2011 CAGR: 6%
2011-2016 CAGR: 6%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Western world
China & CIS

Global silicon consumption to grow +35% by 2016, from 2011 levels
Source:  CRU 2012

kMT

Silicon End Markets: Chemicals

ces
What are Silicones?
Applications
Applications

Oils
■ Cosmetics
■ Hydraulics
■ Textiles
■ Polishes
■ Mechanical fluids
Resins
■ Insulators
■ Waterproofing
■ Paints
Rubber
■ Automotive
■ Insulators
■ Consumer items
Silicones
Coatings
Chemicals
(50% of market)
■ Coatings
■ Adhesives
■ Sealants
■ Rubber
■ Thermoplastics
■ Fiberglass
 ■ 750,000 tons consumed by chemical industry
 ■ GDP + 4% growth
Note: % of sales figures represent industry estimates of western world consumption

www.silicones.eu

55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012E 2013E

North American light vehicle aluminum content as a percent of curb weight

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1970 1975 1980 1985 1990 1995 2000 2005 2010 2015E 2020E
2.0%
2.1%
3.9%
4.5%
7.1%
6.4%
6.9%
7.8%
8.8%
10.4%
13.0%
77 pounds
343 pounds
~500 pounds
Approx. 10kg of silicon metal per car

Source: Ducker Worldwide.

Silicon End Markets: Aluminum
■ Silicon metal is required in aluminum as a strengthener and alloying agent to improve castability and minimize shrinking and cracking
■ Aluminum provides a lighter weight alternative to steel
■ Aluminum demand has increased at a 5%+ CAGR for the past 20 years
Note: Based on 3,600 lbs of curb weight.
Global primary aluminum demand
(000s tons)
Source: Bloomberg, Brook Hunt and Street research.

GLOBE SPECIALTY METALS

MW
Silicon Tons
Global Solar Demand
2008 Projections vs. 2012 Projections
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012-E
2013-E
2014-E
2015-E
2016-E
2008 Estimates (Photon)
Actual MW
2012 Estimates MW
Actual Silicon (tons)
2012 Estimates Silicon (Tons)

Silicon End Markets: Solar
■ Continued decreases in solar wafer and module prices stimulating demand and taking market share away from thin film makers (eg Solyndra)
■ Most recent estimates for 2012 global solar demand ahead of previous estimates
■ Global Solar related silicon demand to double, exceeding 700,000 tons by 2016
■ Projections have been consistently beaten by actual growth
Sources: Credit Suisse, CRU’12, Photon Consulting, GTM Research, EPIA, HIS, GSM Analysis

Silicon
Polysilicon
Wafer
Solar Cell
Solar
Panel
Solar
Installation

GLOBE SPECIALTY METALS

- The three strongest demand areas for semiconductors in 2012 will be NAND flash, logic application specific integrated circuits, and microprocessors.

Semiconductor Revenue ($ in Bn)
$500
$400
$300
$200
2011
2012
2013
2014
2015
2016

Silicon End Markets: Semiconductors

■ Silane gas is an essential material used in the production of semi-conductors and LCD display panels
 ➢ NAND and ASIC demand will be driven by media tablets and smartphones
 ➢ Microprocessor growth will be driven by notebooks
Source: IHS

Silicon End Markets: New Applications & Products
Example: Lithium Ion Batteries
▪ Silicon anode Li-ion battery technology
▪ Greater energy storage capabilities
▪ Higher capacity than other battery systems
▪ Allows for smaller sizes batteries for electronic devices and electric cars

Silicon Alloys End Markets: Steel
Ferrosilicon
(FeSi)
Calcium Silicon
(CaSi)
Steel
■ Only 6 producers in
 Western World
■ ~18% global market share
 and ~50% U.S. share
■ High grade
 specifications
■ Requires technical
 know-how
■ Used in
 production of
 carbon steels,
 stainless steels
 and other steel
 alloys
■ Competitive advantage in providing technical advice and service by tailoring composition to customers’ requirements
■ Just-in-time delivery - short lead times
■ 1 of 2 U.S. producers
■ 1 of 2 U.S. producers
■ ~50% U.S. capacity and
 ~40% North American
 capacity
■ ~50% U.S. capacity and
 ~40% North American
 capacity
Commodity
Specialty

Ductile Iron
Pipe
Magnesium Ferrosilicon
(MgFeSi)
Foundry
■ Used in applications where
 strength and formability are
 required
 − Automotive components
■ Often sole supplier
■ Short lead times and variety
 of grades discourage
 imports
■ Water transmission
■ ~50% share of the magnesium ferrosilicon market in the Americas and 20% in the Western World

Silicon Alloys End Markets: Foundry Products

- However, new applications have significantly added to demand and increases in price

- Key benefits of silicon metal derived silica fume:

■ Collected in bag houses -- sold to re-marketers who sell to cement makers as a by product
 • Physical strength of concrete (added to cement)
 • Reduced permeability of cement (bridges)
 • Whiter appearance than FeSi fumes
Silica Fume End Markets: Building & Construction
Silica Fume: From “By-Product” to “Product”?

GSM’s Silica Fume Used in
Key Projects:
NYC Subway Improvements
One World Trade Center- NYC
Panama Canal Expansion
Oil Rigs

RECENT
ACCOMPLISHEMENTS

Recent Acquisitions - Alden Resources
Alden Coal Advantage
 ■ Only significant North American supplier of specialty low ash metallurgical coal used in the production of SiM and specialty FeSi
 ■ Newly upgraded coal preparation plant in eastern Kentucky
 ■ Best quality low ash coal in the world for silicon production—
 management estimates coal improves furnace efficiency up to 10%
 ■ Other currently available alternatives are Charcoal & Colombian coal
 • Charcoal - more expensive and supply constrained
 • Colombian coal - not as reactive
 ■ Globe secured a stable, long-term and low-cost supply of this key raw material to support its continued growth worldwide
 ■ Alden meeting its operational, financial, and quality goals resulting in improved operations and lower costs

Example of Blue Gem Coal Advantage

■ Furnace production tonnage output
 ➢ Have already seen more than 5% increase in
 production tonnage since switching 1 furnace from
 Colombian to a blend of Blue Gem and Colombian coal
 at Quebec Silicon
■ Electrode consumption
 ➢ Have already seen more than a 15% decrease in
 electrode consumption since switching 1 furnace from
 Colombian to Blue Gem and Colombian blended coal at
 Quebec Silicon

Recent Acquisition - Quebec Silicon

■ Purchased from bankrupt shareholder
■ One of the largest and most robust plants in the world - 47,000 MT capacity
■ 51% / 49% Joint-venture with Dow Corning Corporation
■ On river - good for inbound and outbound logistics
■ Stable and competitive power from Hydro Quebec
■ Purchased for less than 1/3 of the cost of building a new smelter without engineering, permitting risks, or timing
■ Additional quartz reserves mines
■ Significant upside on cost reduction:
 ➢ Operational improvements
 ➢ Raw material
 ➢ Efficiencies & synergies

Significant Liquidity & Net Cash Positive Balance Sheet

Poised for continued growth:
■ $445 million of liquidity
 ➢ New $300 million credit facility provides an additional ~$180 million of borrowing availability and a
 $125 million accordion feature at LIBOR + 175 (at current leverage ratio)
 ➢ Usable for general corporate purposes, share buy backs, dividends and M&A
 ➢ $141 million of cash on hand*
■ Strong balance sheet with significant liquidity
■ Positions Globe for further growth through acquisitions
* As of March 31, 2012

$m
%
Liquidity Position
300
250
200
150
100
50
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
FQ4 2009
FQ4 2010
FQ4 2011
FQ3 2012 (latest)
Cash
Debt
Debt to Capital (%)

7.5
6.5
5.5
4.5
3.5
2.5
1.5
0.5
-0.5
FY09
FY10
FY11
LTM 3/31/12
Debt over Adjusted EBITDA

Strong Balance Sheet Provides Opportunity to Pursue Growth
Debt / Adjusted EBITDA
Ratio
■ Historical acquisition and financial discipline has maintained strong liquidity position
■ Balance sheet strength facilitates action when growth and value opportunities are identified
■ Unique approach to investing

Net Cash
*
*
*
*
Broad Metals Peer Avg Debt to Capital (%)
*
Broad Metals Peer Avg Debt / EBITDA

Substantial Leverage to Price
■ Costs are stable and facilities are some of the most efficient in the world
Note:  EBITDA impact estimated based on assumed $0.01/lb increase on all 110,000 and 120,000 tons of silicon metal and silicon-based alloys capacity, respectively.

Growth Through Key, Strategic, Timely & Accretive Acquisitions

Outperforming Peers on Financial Performance Metrics

GSM vs. Specialty Materials Peers

1
3
5
7
9
2011A ROA
2011A ROIC
2011A Sales Growth
2011A Gross Margin
2011A EBITDA Margin
2011A CapEx / Oper. Cash Flow
2011A Net Debt/Total Assets
2011A FCF/EBITDA
Inventory Turns

GSM vs. Broader Metals Companies

0
2
4
6
8
10
12
14
16
2011A ROA
2011A ROIC
2011A Sales Growth
2011A Gross Margin
2011A EBITDA Margin
2011A CapEx / Oper. Cash Flow
2011A Net Debt/Total Assets
2011A FCF/EBITDA
Inventory Turns

GSM rank vs. 8 specialty materials peers

Focused on Financial Measures

GSM rank vs. 15 broader metal companies

Vision for the Future - The World has Changed

■ Economic cycles are driven by the shifting credit bubble
■ Cycles are shorter
■ Less forward visibility
■ Other companies have over-paid at cycle peaks—permanently hurting their capital structures; (GSM hasn’t)
■ Acquisitions in the trough, at the right time and at the right price, achieves faster growth at much lower cost of investment
■ Globe’s track record proves this thesis

Globe’s Strategy & Roadmap in the New World

 ■ Global uncertainty
 ■ Shorter Cycles
 ■ Less forward visibility
 ■ Necessity of discipline
 ■ Increased risk of mis-timing
 and over paying for
 investments
Environment
 ■ Continue cyclical trough
 acquisitions at low costs
 ■ Patience
 ■ Discipline
Globe’s Strategy
Faster Growth & Higher Returns

Highlights
■ Production and input costs are largely fixed, which yields substantial leverage to price
 • Highly variable cost structure and low overhead - variable costs account for 85% of production costs
 • Ownership of all key raw materials - only one in industry
 • Competitive power rates and industrial demand should improve even more due to natural gas phenomenon
■ Business decisions, including M&A and CAPEX, are taken with a focus on financial metrics
■ Conservative capital structure with flexibility -- well positioned to pursue growth opportunities, in our differentiated style
■ Paid $0.15 annual dividend in October 2010 and $0.20 in October 2011- shareholder friendly

APPENDIX

GLOBE SPECIALTY METALS

Strong Financial Results Through The Cycle

($ in millions)
$800
$600
$400
$200
$0
$222
$453
$426
$473
$642
$690
2007
2008
2009
2010
2011
LTM

($ in millions)
$200
$160
$120
$80
$40
$0
$30
$78
$73
$71
$128
$152
2007
2008
2009
2010
2011
LTM

Capital expenditures

($ in millions)
$60
$50
$40
$30
$20
$10
$0
$9
$22
$51
$23
$35
$47
2007
2008
2009
2010
2011
LTM
Growth
Maintenance

Adjusted EPS(2)

($ per share)
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.24
$0.50
$0.49
$0.42
$0.81
$0.95
2007
2008
2009
2010
2011
LTM

Note: Historical data is not pro forma for the Dow Corning transactions.

Adjusted EBITDA(1)
Revenue
(1) Adjusted EBITDA for fiscal 2009 is EBITDA plus goodwill and asset impairment charges of $69.7 million, deferred offering costs of $2.5 million, restructuring costs of $1.7 million, prior period power penalty of
 $1.0 million and inventory write-downs of $5.8 million. Adjusted EBITDA for fiscal 2010 is EBITDA plus, prior period power adjustment of ($0.5) million, fixed asset impairment of $0.7 million, transaction expenses of $0.7 million and start-up costs of $10.0 million, less a gain on the sale of Globe Metais of $19.7 million. Adjusted EBITDA for fiscal 2011 is EBITDA plus, transaction expenses of $5.0 million, start-up costs of $3.2 million, and gain on the sale of business of $4.2 million, less net settlements of $5.1 million. Adjusted EBITDA for LTM (the 12 months ended Mar 31, 2012) is EBITDA plus transaction expenses of $6.3 million, Bridgeport fire related loss of $5.0 million, and loss on the sale of business of $3.8 million.
(2) Fiscal 2009 EPS adjusted for goodwill and asset impairment charges of $69.7 million, deferred offering costs of $2.5 million, restructuring costs of $1.7 million, prior period power penalty of $1.0 million and inventory write-downs of $5.8 million. Fiscal 2010 EPS adjusted for prior period power adjustment of ($0.5) million, fixed asset impairment of $0.7 million, transaction expenses of $0.7 million and start-up costs of $10.0 million, less a gain on the sale of Globe Metais of $19.7 million. EPS for fiscal 2011 is adjusted for, transaction expenses of $5.0 million, start-up costs of $3.2 million, and gain on the sale of business of $4.2 million, less net settlements of $5.1 million. Adjusted EPS for LTM (the 12 months ended Mar 31, 2012) is adjusted for transaction expenses of $6.3 million, Bridgeport fire related loss of
 $5.0 million, and loss on the sale of business of $3.8 million.

GLOBE SPECIALTY METALS

Conservative Capital Structure Positions the Company for Growth

	03/31/12
Cash and Cash Equivalents	$140.7
$90mm GMI Revolving Credit Facility (L + 150 bps)	$40.0
Alden Resources Financing	50.0
WVM Working Capital Facility	12.0
Other Debt	1.4
Total Debt	$103.4
Noncontrolling Interest (03/31/12)	37.2
Total Stockholders' Equity (03/31/12)	$550.9
Total Capitalization	$654.3
Cash per Fully Diluted Share	$1.84
Total Debt / LTM Adjusted EBITDA	0.7x
Net Debt / LTM Adjusted EBITDA	(0.2x)
Debt / Capitalization	15.8%
Market Statistics:	
Market Capitalization (05/07/2012)	988
Enterprise Value	988
Return on Capital LTM	18%
EBITDA Margin (%) LTM	22%
Gross Margin (%) LTM	24%
Current Capacity Utilization	100%

Share information
■ 75,048,873 basic shares outstanding
■ 4,314,249 options outstanding

Presenting Management Team

Alan Kestenbaum, Executive Chairman
■ Founded GSM through the roll-up of global silicon assets and subsequently led GSM through it’s IPO on NASDAQ and several key acquisition and divestitures
■ Over 20 years' experience in metals trading, distribution, finance and manufacturing
■ Founded leading international metals trader, Marco International, in 1985 and led its expansion into China and former Soviet Union.
■ Managed a series of successful metals private equity transactions
■ Began his career in metals with Glencore and Philip Brothers in New York
Malcolm Appelbaum, Chief Financial Officer
■ Joined GSM in 2008
■ President of AppleTree Advisors, Inc. from 2000 until September 2008 - worked with various HIG Capital companies
■ Prior roles include: Interim-Chief Financial Officer for several underperforming companies; Principal - Wand Partners; Financial Analyst -
 Goldman Sachs; and, Senior Consultant at Deloitte
Jeff Bradley, Chief Executive Officer
■ Over 27 years experience in the metals industry
■ Joined GSM in 2008
■ Prior roles include: CEO - Claymont Steel (former public company); Vice President and General Manager - Worthington Industries

Board of Directors
GSM’s Board of Directors is comprised of seasoned executives with strong management, metals, finance and international experience
■ Alan Kestenbaum (Executive Chairman)
■ Stuart Eizenstat
 − Partner, Covington & Burling LLP; Former Deputy Secretary of the United States Department of
 the Treasury; International Advisory Board Member of Coca-Cola, Board Member of UPS
■ Franklin Lavin
 − Chairman of the Public Affairs practice for Asia-Pacific at Edelman; Former Managing Director
 and Chief Operating Officer of Cushman & Wakefield Investors Asia; Former Under Secretary for
 International Trade at the United States Department of Commerce
■ Thomas Danjczek
 − President of the Steel Manufacturers Association; former senior executive at Wheeling-Pittsburgh
 Steel Corporation
■ Donald Barger, Jr.
 − Former Chief Financial Officer at YRC Worldwide, Worthington Industries and Hillenbrand
 Industries; Board Member and Audit Chair of Gardner Denver and Quanex

GLOBE SPECIALTY METALS

EBITDA Reconciliation

($ in millions)

	Fiscal year ended June 30,					
	2007	2008	2009	2010	2011	LTM
Net income (loss)	$11.8	$35.7	($45.4)	$34.3	$56.7	$64.7
Provision for income taxes	7.0	15.9	11.6	20.5	36.0	36.0
Net interest expense	0.1	7.0	6.2	4.1	3.0	5.3
Depreciation and amortization	10.6	19.3	19.8	20.7	25.1	31.2
EBITDA[1]	$29.7	$78.0	($7.8)	$79.5	$120.8	$137.2
Goodwill and intangible asset impairment	–	–	69.7	–	–	–
Deferred offering costs	–	–	2.5	–	–	–
Transcation expenses	–	–	–	0.7	5.0	6.3
Restructuring costs	–	–	1.7	(0.1)	–	–
Gain on sale of business	–	–	–	(19.7)	4.2	3.8
Power adjustment	–	–	1.0	(0.5)	–	–
Selma & Niagara start-up expenses	–	–	–	10.0	3.2	–
Settlements, net	–	–	–	–	(5.1)	–
Bridgeport, Alabama fire	–	–	–	–	–	5.0
Inventory write-downs & fixed asset impairment	–	–	5.7	0.7	–	–
Adjusted EBITDA[1]	$29.7	$78.0	$73.0	$70.6	$128.1	$152.3

(1) EBITDA and Adjusted EBITDA include non-cash share-based compensation expense of $2.3 million, $4.3 million, $5.7 million, $6.4 million, $8.2 million and $2.4 million for the latest twelve months ended March 31, 2012, and the fiscal years ended June 30, 2011, June 30, 2010, June 30, 2009, June 30, 2008, and June 30, 2007, respectively.
 Note: LTM represents the latest twelve months ended March 31, 2012.